                               Semi-Annual Report


--------------------------------------------------------------------------------
                              Dreyfus Premier State
                               Municipal Bond Fund
                                  Texas Series
--------------------------------------------------------------------------------



                                October 31, 1997





                                     [Lion]

Dreyfus Premier State Municipal Bond Fund, Texas Series
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are  pleased to report  the  performance  for the  Dreyfus  Premier  State
Municipal Bond Fund--Texas Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                            Annualized
                                                               Total Return*            Distribution Rate**
                                                                -----------              ----------------
        Class A Shares................................             6.88%                       4.87%
        Class B Shares................................             6.61%                       4.59%
        Class C Shares................................             6.46%                       4.32%

Economic Review

   With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP")--the dollar total of all goods and services produced in the United States--has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.

   The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time, and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.

   In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.

   Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment

   The supply of new issues in Texas has been rather modest over the last year, but whenever a large or small issue has been attractively priced, the Fund has participated in those new issues. On the other hand, demand has remained quite strong because secondary supply is usually low. Hence, the Fund was able to slowly sell bonds which had achieved our price goals. When the municipal bond markets become weak, the secondary supply of Texas issues usually increases because national bond funds will sell Texas issues when they need to raise cash. Thus, the Fund has been able to purchase undervalued Texas issues in the secondary markets. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.

   Municipals have gone from being fairly valued to currently being very cheap when compared to the U.S. Government bond market, because municipal supply increased as the bond yields declined. This trend is especially true of the long-maturity bonds, where the bulk of new issue supply has traditionally been issued. Supply normally declines as we approach the end of the year, while demand should increase because of heavy interest payments and bond maturities on January 1, 1998. Municipals should then have a good chance of outperforming the Treasury market.

The Portfolio

   Interest rates were fairly low in late 1996 and early 1997, so the Fund maintained a defensive posture and purchased modest premium bonds which were expected to perform well in a declining market. In the spring of 1997, when interest rates rose, the Fund reversed its strategy and purchased deep discount securities with short calls and higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. By June of 1997, interest rates had fallen and the Fund's strategy reverted back to buying bonds at a moderate premium. This strategy has remained in place with the exception of an occasional purchase of a deep discount with an attractive yield.

   The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund is either buying discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts because they have achieved our performance goals.

   Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.

   The Fund's Class A shares had a six-month total return on October 31, 1997 of 6.88%, which compares favorably to the Lipper Texas Municipal Bond average of 6.33%.*** Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1997 by purchasing issues which were undervalued.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                             Very truly yours,

                             /s/ Richard J. Moynihan

                             Richard J. Moynihan
                             Director, Municipal Portfolio Management
                             The Dreyfus Corporation

November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***The Lipper Texas Municipal Bond average reflects the reinvestment of dividends and capital gains distributions. The Lipper average does not include the effect of applicable sales loads.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Statement of Investments                           October 31, 1997 (Unaudited)

                                                                                               Principal
Long-Term Municipal Investments--95.6%                                                           Amount           Value
-------------------------------------------------------------------------------               -------------    ------------
Texas--94.4%
Armarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
  6.562%, 1/3/2022 (Insured; FSA)..............................................                $  4,500,000     $  4,874,220
Bexar Country Health Facilities Development Corp., HR, Refunding
  (Baptist Memorial Hospital System Project)
  6.625%, 2/15/2011 (Insured: MBIA) (Prerefunded 8/15/2004) (a)................                   2,690,000        3,068,402
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding
  6.80%, 12/1/2004.............................................................                     850,000          915,339
Brazos County Housing Finance Corp., SFMR, Refunding
  5.75%, 3/1/2017 (b)..........................................................                     840,000          848,803
Clear Creek Independent School District (Permanent School Fund Guaranteed)
  4.25%, 2/1/2013..............................................................                   1,575,000        1,421,753
Clint Independent School District, Refunding (Permanent School Fund Guaranteed)
  7%, 3/1/2015.................................................................                     750,000          777,488
Coastal Water Authority, Water Conveyance System Revenue, Refunding
  6.25%, 12/15/2017 (Insured; AMBAC)...........................................                   5,885,000        6,470,087
Conroe Independent School District, Refunding (Permanent School Fund Guaranteed)
  5%, 2/1/2018.................................................................                   1,305,000        1,258,203
Dallas-Fort Worth Regional Airport, Joint Revenue 6.625%, 11/1/2021 (Insured; FGIC)               1,250,000        1,339,075
Denison Hospital Authority, HR
  (Texoma Medical Center Project) 6.125%, 8/15/2017............................                   1,000,000        1,036,610
Dripping Springs Independent School District (Permanent School Fund Guaranteed)
  6%, 8/15/2021................................................................                   1,900,000        2,010,789
El Paso Housing Authority, Multi-Family Revenue
  (Section 8 Projects) 6.25%, 12/1/2009........................................                   2,510,000        2,633,894
Grape Creek-Pulliam Independent School District Public Facility Corp., School Facility Lease
  Revenue 7.25%, 5/15/2021.....................................................                   2,200,000        2,400,420
Grapevine-Colleyville Independent School District (Permanent School Fund Guaranteed)
  5.125%, 8/15/2022............................................................                   3,000,000        2,923,740
Gulf Coast Waste Disposal Authority, SWDR (Champion International Corp. Project)
  7.25%, 4/1/2017..............................................................                   1,000,000        1,091,290
Gunter Independent School District, Refunding (Permanent School Fund Guaranteed)
  6.05%, 8/15/2026.............................................................                   1,020,000        1,064,360
Harris County Health Facilities Development Corp., Health Care System Revenue
  (Sisters of Charity) 7.10%, 7/1/2021 (Prerefunded 7/1/2001) (a)..............                   1,000,000        1,114,150
Hillsboro Independent School District, Refunding (Permanent School Fund Guaranteed)
  5.25%, 8/15/2026.............................................................                   1,750,000        1,734,460
Houston:
  Airport System Special Facilities Revenue
    (Automated People Mover Project) 5.375%, 7/15/2009 (Insured; FSA)..........                   2,000,000        2,060,840
  Water and Sewer System Revenue, Refunding (Junior Lien)
    5.25%, 12/1/2025 (Insured; FGIC)...........................................                   2,625,000        2,590,691
Houston Independent School District (Permanent School Fund Guaranteed)
   Zero Coupon, 8/15/2015......................................................                   3,000,000        1,162,710


Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount            Value
-------------------------------------------------------------------------------               -------------     ------------
Texas (continued)
Keller Independent School District, Unlimited Tax School Building and Refunding
  (Permanent School Fund Guaranteed)
  5.125%, 8/15/2025 (c)........................................................              $    3,900,000    $   3,778,944
Leander 6.75%, 8/15/2016.......................................................                   2,325,000        2,490,052
Leon County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009.............                     750,000          829,755
Matagorda County Navigation District No. 1, PCR
  (Collateralized Houston Lighting and Power) 7.875%, 2/1/2019.................                     500,000          514,225
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue
  (Woodlands Medical Center Project) 8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a)                   560,000          615,367
North Texas Higher Education Authority, Inc., Student Loan Revenue
  7.25%, 4/1/2003 (Insured; AMBAC).............................................                   1,000,000        1,056,060
Port of Bay City Authority, Matagorda County Revenue
  (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026.............................                   3,500,000        3,806,705
San Antonio Electric and Gas Revenue, Refunding
  5%, 2/1/2017.................................................................                   1,700,000        1,652,774
Southwest Higher Education Authority, Inc., Higher Education Revenue
  (Southern Methodist University Project) 5.125%, 10/1/2026 (Insured; FSA).....                   1,000,000          974,210
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023...........................                   2,870,000        3,054,828
Texas Department Housing and Community Affairs, MFHR
  (Harbors and Plumtree) 6.35%, 7/1/2016.......................................                   1,300,000        1,357,200
Texas Higher Education Coordinating Board, College Student Loan Revenue
  7.30%, 10/1/2003.............................................................                     625,000          664,100
Texas National Research Laboratory Commission Financing Corp., LR
  (Superconducting Super Collider) 6.95%, 12/1/2012............................                     700,000          838,040
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation)
  8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)..................................                     455,000          534,980
Texas Southern University, Revenue 5.75%, 8/1/2018 (Insured; MBIA).............                   3,490,000        3,592,885
Texoma Housing Finance Corp., SFMR, Refunding:
  5.75%, 9/1/2017 (b)..........................................................                     740,000          747,755
  5.80%, 9/1/2028 (b)..........................................................                   2,000,000        2,020,900
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013....................                   5,000,000        5,091,650
Tyler Texas Health Facility Development Corp., HR
  (East Texas Medical Center Regional Health) 6.625%, 11/1/2011................                   1,755,000        1,863,915
West Side Calhoun County Navigation District, SWDR
  (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021.......................                     500,000          557,920
U.S. Related--1.2%
Puerto Rico Electric Power Authority, Power Revenue 5.25%, 7/1/2021............                   1,000,000          977,400
                                                                                                               -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $75,190,613)..........................................................                                $  79,816,989
                                                                                                               =============

Dreyfus Premier State Municipal Bond Fund, Texas Series
------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                                Principal
Short-Term Municipal Investments--4.4%                                                           Amount           Value
-------------------------------------------------------------------------------               -------------     ------------
Texas:
Gulf Coast Waste Disposal Authority, PCR, Refunding, VRDN
   (Amoco Oil Co. Project) 4.15% (d)...........................................               $   2,500,000     $  2,500,000
Harris County Industrial Development Corp., PCR, Refunding, VRDN
   (Shell Oil Co. Project) 3.85% (d)...........................................                   1,200,000        1,200,000
                                                                                                                ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $3,700,000)...........................................................                                 $  3,700,000
                                                                                                                ============
TOTAL INVESTMENTS--100.0%
   (cost $78,890,613)..........................................................                                 $ 83,516,989
                                                                                                                ============


Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)


Summary of Abbreviations
-------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
FGIC       Financial Guaranty Insurance Company             PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     SFMR       Single Family Mortgage Revenue
HR         Hospital Revenue                                 SWDR       Solid Waste Disposal Revenue
LR         Lease Revenue                                    VRDN       Variable Rate Demand Notes
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------
Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
-------                        --------                       -----------------         -------------------
AAA                            Aaa                            AAA                                55.8%
AA                             Aa                             AA                                  8.0
A                              A                              A                                  11.8
BBB                            Baa                            BBB                                15.6
F1                             MIG1/P1                        SP1/A1                              4.4
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                       4.4
                                                                                             --------
                                                                                                100.0%
                                                                                             ========



Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a)  Bonds  which  are  prerefunded  are   collateralized  by  U.S.   Government
     securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b)  Purchased on a delayed-delivery basis.

(c)  Wholly held by custodian as collateral for delayed delivery security.

(d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(e) Fitch currently provides creditworthiness information for a limited number of investments.

(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                October 31, 1997 (Unaudited)

                                                                                                    Cost            Value
                                                                                                ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments            $78,890,613     $83,516,989
                              Interest receivable..............................                                    1,304,098
                              Prepaid expenses.................................                                        2,752
                                                                                                                ------------
                                                                                                                  84,823,839
                                                                                                                ------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       33,564
                              Due to Distributor...............................                                       25,105
                              Cash overdraft due to Custodian..................                                       49,632
                              Payable for investment securities purchased......                                    3,581,149
                              Payable for shares of Beneficial Interest redeemed                                     299,548
                              Accrued expenses.................................                                       15,366
                                                                                                                ------------
                                                                                                                   4,004,364
                                                                                                                ------------


NET ASSETS.....................................................................                                  $80,819,475
                                                                                                                ============


REPRESENTED BY:               Paid-in capital..................................                                  $75,081,730
                              Accumulated net realized gain (loss) on investments                                  1,111,369
                              Accumulated gross unrealized appreciation on investments                             4,626,376
                                                                                                                ------------


NET ASSETS.....................................................................                                  $80,819,475
                                                                                                                ============


                            NET ASSET VALUE PER SHARE
                          -----------------------------


                                                                      Class A         Class B         Class C
                                                                   -------------   -------------   -------------
Net Assets.....................................................      $61,860,203    $18,762,097      $197,175
Shares Outstanding.............................................        2,830,258        858,578         9,027


NET ASSET VALUE PER SHARE......................................          $21.86          $21.85        $21.84
                                                                        =======         =======       =======


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
------------------------------------------------------------------------------
Statement of Operations           Six Months Ended October 31, 1997 (Unaudited)


INVESTMENT INCOME

INCOME:                       Interest Income............................                                     $2,313,325


EXPENSES:                     Management fee--Note 3(a)...................                  $    221,207
                              Shareholder servicing costs--Note 3(c)......                       110,659
                              Distribution fees--Note 3(b)................                        45,862
                              Professional fees..........................                          9,017
                              Registration fees..........................                          5,186
                              Custodian fees.............................                          4,459
                              Prospectus and shareholders' reports.......                          3,198
                              Trustees' fees and expenses--Note 3(d)......                           525
                              Loan commitment fees--Note 2................                           344
                              Miscellaneous..............................                          6,296
                                                                                             -----------
                                   Total Expenses........................                        406,753
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)....................                      (125,776)
                                                                                             -----------
                                   Net Expenses..........................                                        280,977
                                                                                                             -----------



INVESTMENT INCOME--NET....................................................                                     2,032,348

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments ...                   $    473,765
                              Net unrealized appreciation (depreciation)
                                on investments...........................                      2,753,045
                                                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      3,226,810
                                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $5,259,158
                                                                                                             ===========


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Six Months Ended
                                                                               October 31, 1997     Year Ended
                                                                                  (Unaudited)     April 30, 1997
                                                                               ----------------   ---------------
OPERATIONS:
   Investment income--net..................................................       $  2,032,348       $ 4,320,598
   Net realized gain (loss) on investments................................             473,765         1,098,393
   Net unrealized appreciation (depreciation) on investments..............           2,753,045           479,971
                                                                                  ------------      ------------

         Net Increase (Decrease) in Net Assets Resulting from Operations..           5,259,158         5,898,962
                                                                                  ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................          (1,607,748)       (3,437,549)
      Class B shares......................................................            (421,184)         (879,151)
      Class C shares......................................................              (3,416)           (3,898)
   Net realized gain on investments:
      Class A shares......................................................              --              (760,523)
      Class B shares......................................................              --              (216,482)
      Class C shares......................................................              --                (1,075)
                                                                                  ------------      ------------

         Total Dividends..................................................          (2,032,348)       (5,298,678)
                                                                                  ------------      ------------

BENEFICIALINTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................           1,515,942         3,978,717
      Class B shares......................................................           1,152,159           911,552
      Class C shares......................................................              61,911           126,161
   Dividends reinvested:
      Class A shares......................................................             715,335         1,975,780
      Class B shares......................................................             230,342           636,270
      Class C shares......................................................                 219                65
   Cost of shares redeemed:
      Class A shares......................................................          (3,716,070)       (8,445,756)
      Class B shares......................................................            (741,446)       (1,734,371)
      Class C shares......................................................                 (19)           --
                                                                                  ------------      ------------

         Increase (Decrease) in Net Assets from Beneficial Interest Transactions      (781,627)       (2,551,582)
                                                                                  ------------      ------------

            Total Increase (Decrease) in Net Assets.......................           2,445,183        (1,951,298)

NET ASSETS:
   Beginning of Period....................................................          78,374,292        80,325,590
                                                                                  ------------      ------------
   End of Period..........................................................         $80,819,475       $78,374,292
                                                                                  ============      ============

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                            Shares
                                                                               ---------------------------------
                                                                               Six Months Ended
                                                                               October 31, 1997    Year Ended
                                                                                  (Unaudited)    April 30, 1997
                                                                               ---------------- ----------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   --------
   Shares sold................................................................          69,868          191,082
   Shares issued for dividends reinvested.....................................          33,093           93,562
   Shares redeemed............................................................        (172,003)        (401,583)
                                                                                 -------------    -------------
                              Net Increase (Decrease) in Shares Outstanding...         (69,042)        (116,939)
                                                                                 =============    =============

   Class B
   --------
   Shares sold................................................................          53,188           43,488
   Shares issued for dividends reinvested.....................................          10,657           30,139
   Shares redeemed............................................................         (34,281)         (82,480)
                                                                                 -------------    -------------
                              Net Increase (Decrease) in Shares Outstanding...          29,564           (8,853)
                                                                                 =============    =============

   Class C
   --------
   Shares sold................................................................           2,866            6,098
   Shares issued for dividends reinvested.....................................              10                3
   Shares redeemed............................................................              (1)            --
                                                                                 -------------    -------------
                              Net Increase (Decrease) in Shares Outstanding...           2,875            6,101
                                                                                 =============    =============



                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Class A Shares
                                                ------------------------------------------------------------------
                                                Six Months Ended
                                                October 31, 1997                Year Ended April 30,
                                                                    ---------------------------------------------
PER SHARE DATA:                                    (Unaudited)      1997      1996      1995     1994      1993
                                                   ----------       ------   ------    ------   ------    -------
   Net asset value, beginning of period.......        $20.99        $20.84    $20.69   $20.41   $21.23     $19.89
                                                     -------        ------   -------   ------   ------    -------
   Investment Operations:
   Investment income--net......................          .56          1.17      1.20     1.22     1.25       1.29
   Net realized and unrealized gain (loss)
      on investments..........................           .87           .41       .45      .28     (.66)      1.37
                                                     -------        ------   -------   ------   ------    -------
   Total from Investment Operations...........          1.43          1.58      1.65     1.50      .59       2.66
                                                     -------        ------   -------   ------   ------    -------
   Distributions:
   Dividends from investment income--net.......         (.56)        (1.17)    (1.20)   (1.22)   (1.25)     (1.29)
   Dividends from net realized gain on investments        --          (.26)     (.30)     --      (.13)      (.03)
   Dividends in excess of net realized gain
      on investments..........................            --           --        --       --      (.03)      --
                                                     -------        ------   -------   ------   ------    -------
   Total Distributions........................          (.56)        (1.43)    (1.50)   (1.22)   (1.41)     (1.32)
                                                     -------        ------   -------   ------   ------    -------
   Net asset value, end of period.............        $21.86        $20.99    $20.84   $20.69   $20.41     $21.23
                                                     =======        ======   =======   ======   ======    =======
TOTAL INVESTMENT RETURN(1)....................         13.65%(2)      7.74%     8.06%    7.63%    2.62%     13.80%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....           .58%(2)       .37%      .37%     .37%     .39%       .36%
   Ratio of net investment income
      to average net assets...................          5.17%(2)      5.54%     5.64%    6.01%    5.78%      6.18%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.............           .31%(2)       .55%      .55%     .55%     .55%       .62%
   Portfolio Turnover Rate....................         12.52% (3)    61.22%    49.24%   38.68%    9.68%    14.94%
   Net Assets, end of period (000's omitted)..       $61,860       $60,849   $62,864  $68,103  $76,277   $72,037

------------------------
(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.



                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Class B Shares
                                                ------------------------------------------------------------------

                                                Six Months Ended
                                                October 31, 1997                Year Ended April 30,
                                                                    ---------------------------------------------
PER SHARE DATA:                                    (Unaudited)      1997      1996      1995     1994     1993(1)
                                                   ----------       ------   ------    ------   ------    -------
   Net asset value, beginning of period.......        $20.98        $20.84    $20.69   $20.41   $21.23     $20.52
                                                     -------        ------   -------   ------   ------    -------
   Investment Operations:
   Investment income--net......................          .51          1.06      1.09     1.10     1.13        .33
   Net realized and unrealized gain (loss)
      on investments..........................           .87           .40       .45      .28     (.66)       .71
                                                     -------        ------   -------   ------   ------    -------
   Total from Investment Operations...........          1.38          1.46      1.54     1.38      .47       1.04
                                                     -------        ------   -------   ------   ------    -------
   Distributions:
   Dividends from investment income--net.......         (.51)        (1.06)    (1.09)   (1.10)   (1.13)      (.33)
   Dividends from net realized gain on investments        --          (.26)     (.30)     --      (.13)       --
   Dividends in excess of net realized gain
      on investment ..........................            --           --        --       --      (.03)       --
                                                     -------        ------   -------   ------   ------    -------
   Total Distributions........................          (.51)        (1.32)    (1.39)   (1.10)   (1.29)      (.33)
                                                     -------        ------   -------   ------   ------    -------
   Net asset value, end of period.............        $21.85        $20.98    $20.84   $20.69   $20.41     $21.23
                                                     =======        ======   =======   ======   ======    =======
TOTAL INVESTMENT RETURN(2)....................         13.11%(3)      7.15%     7.51%    7.05%    2.05%     17.60%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....          1.09%(3)       .88%      .88%     .89%     .94%       .82%(3)
   Ratio of net investment income
      to average net assets...................          4.65%(3)      5.03%     5.13%    5.46%    5.15%      4.81%(3)
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.............           .32%(3)       .55%      .55%     .55%     .54%       .49%(3)
   Portfolio Turnover Rate....................         12.52%(4)     61.22%    49.24%   38.68%    9.68%     14.94%
   Net Assets, end of period (000's omitted)..       $18,762       $17,396   $17,461  $16,818  $15,878     $6,373

---------------------------
(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class CShares
                                                                              -----------------------------------
                                                                             Six Months Ended
                                                                            October 31, 1997  Year Ended April 30,
                                                                                              ------------------
PER SHARE DATA:                                                                 (Unaudited)    1997       1996(1)
                                                                                ----------    ------      ------
   Net asset value, beginning of period......................................     $20.97      $20.83      $20.78
                                                                                  ------      ------      ------
   Investment Operations:
   Investment income--net.....................................................       .48         .99         .73
   Net realized and unrealized gain (loss) on investments....................        .87         .40         .35
                                                                                  ------      ------      ------
   Total from Investment Operations..........................................       1.35        1.39        1.08
                                                                                  ------      ------      ------
   Distributions:
   Dividends from investment income--net......................................      (.48)       (.99)       (.73)
   Dividends from net realized gain on investments...........................         --        (.26)       (.30)
                                                                                  ------      ------      ------
   Total Distributions.......................................................       (.48)      (1.25)      (1.03)
                                                                                  ------      ------      ------
   Net asset value, end of period............................................     $21.84      $20.97      $20.83
                                                                                  ======      ======      ======
TOTAL INVESTMENT RETURN(2)...................................................      12.81%(3)    6.79%       7.29%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................       1.40%(3)    1.19%       1.18%(3)
   Ratio of net investment income to average net assets......................       4.31%(3)    4.57%       4.77%(3)
   Decrease reflected in above expense ratios due to undertakings by the Manager     .28%(3)     .54%        .58%(3)
   Portfolio Turnover Rate...................................................      12.52%(4)   61.22%      49.24%
   Net Assets, end of period (000's Omitted).................................       $197        $129          $1

--------------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Texas Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class
C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there are no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delated-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1997 through June 30, 1997 to waive receipt of the management fee payable to it by the Fund, and thereafter, had undertaken through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the value of the Fund's average daily net assets. The Manager has currently undertaken from September 1, 1997 through July 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, (excluding certain expenses as described above) exceed an annual rate of .85% of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $125,776 during the period ended October 31, 1997.

   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, $45,267 and $595 for the Class B and Class C shares, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $77,717, $22,634, and $198 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier State Municipal Bond Fund, Texas Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $13,058 pursuant to the transfer agency agreement.

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $12,013,555 and $9,729,690, respectively.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier State Municipal
Bond Fund,  Texas Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                 061/621SA9710